===============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                     ------------------------------------

                                   FORM 8-K


                     -------------------------------------

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2005


                    -------------------------------------

                                Morgan Stanley
            (Exact name of registrant as specified in its charter)


                    -------------------------------------



             Delaware                                          1-11758                  36-3145972
       (State or other jurisdiction of                  (Commission File Number)       (IRS Employer
          incorporation)                                                               Identification No.)



             1585 Broadway, New York, New York                        10036
               (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)


                     -------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
      =========================================================================

Item 8.01.  Other Events.

On June 30, 2005, the Board of Directors of Morgan Stanley (the "Company") announced that John J. Mack has been elected as the Chairman and Chief Executive Officer of the Company, effective immediately, and that Philip J. Purcell has left the position of Chairman and Chief Executive Officer with Mr. Mack's election. The Company's related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

On the same date, the Board of Directors of the Company also announced that Stephen S. Crawford and Zoe Cruz have resigned from their positions on the Board, effective immediately. Mr. Crawford and Ms. Cruz continue to serve as Co-Presidents of the Company. The Company's related press release is filed as
Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

       Exhibit
       Number     Description
       -------    -----------

        99.1     Press Release, dated June 30, 2005, issued by the Company.


        99.2     Press Release, dated June 30, 2005, issued by the Company.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MORGAN STANLEY
                                     (Registrant)

                                              /s/ WILLIAM J. O'SHAUGHNESSY, JR.
                                     By: -------------------------------------
                                         Name:  William J. O'Shaughnessy, Jr.
                                         Title: Assistant Secretary and Counsel


Date: June 30, 2005